Schedule to Exhibit 10.2
There are 20 management agreements with subsidiaries of Sonesta Holdco Corporation, or Sonesta, a representative form of which is filed as Exhibit 10.1 to our Current Report on Form 8-K dated January 7, 2022 and which is incorporated herein by reference. The hotels covered by that representative form of management agreement are listed on a schedule filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 and which is incorporated herein by reference. There is one additional management agreement for hotels that covers the 41 hotels listed below as the June 2023 Management Agreement Hotels. The other 18 management agreements each cover a single hotel scheduled below. All of the management agreements are substantially identical in all material respects to the representative form of management agreement.

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Redondo Beach & Marina 300 North Harbor Drive Redondo Beach, CA	HPTMI Properties Trust	SVC Redondo Beach TRS LLC	Sonesta Redondo Beach LLC	January 1, 2022	Full	$4,524,631
The Clift Royal Sonesta Hotel 495 Geary Street San Francisco, CA	HPT Geary Properties Trust	HPT Clift TRS LLC	Sonesta Clift LLC	January 1, 2022	Full	$12,012,805
Royal Sonesta Chicago River North 505 North State Street Chicago, IL	HPT IHG Chicago Property LLC	HPT State Street TRS LLC	Sonesta State Street LLC	January 1, 2022	Full	$3,108,330
Royal Sonesta Chicago Downtown 71 East Wacker Drive Chicago, IL	HPT IHG-2 Properties Trust	HPT Wacker Drive TRS LLC	Sonesta Chicago LLC	January 1, 2022	Full	$5,886,331
The Allegro Royal Sonesta Chicago Loop 171 West Randolph Street Chicago, IL	HPT IHG-3 Properties LLC	SVC Randolph Street TRS LLC	Sonesta Randolph Street LLC	January 1, 2022	Full	$5,070,314
Royal Sonesta Cambridge 40 Edwin H. Land Boulevard Cambridge, MA	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	January 1, 2022	Full	$10,372,038
Royal Sonesta New Orleans 300 Bourbon Street New Orleans, Louisiana	Royal Sonesta, Inc.	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	January 1, 2022	Full	$14,173,842
Sonesta Simply Suites Jersey City 21 2nd Street Jersey City, NJ	HPT IHG-2 Properties Trust	SVC Jersey City TRS LLC	Sonesta Jersey City LLC	January 1, 2022	Select	$2,112,534
Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, NJ	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC	January 1, 2022	Select	$760,144
Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, NJ	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC	January 1, 2022	Select	$1,365,932
Royal Sonesta Minneapolis 35-45 South Seventh Street Minneapolis, MN	HPTWN Properties Trust	SVC Minneapolis TRS LLC	Sonesta Minneapolis LLC	January 1, 2022	Full	$4,330,782

Royal Sonesta San Juan 5961 Isla Verde Avenue Carolina PR	HPT IHG PR, Inc.	SVC San Juan TRS LLC	Sonesta San Juan LLC	January 1, 2022	Full	$5,646,494
Sonesta ES Suites Toronto 355 South Park Road Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Canada ULC	January 1, 2022	Select	$1,107,994
The Yorkville Royal Sonesta Hotel 220 Bloor Street Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Toronto ULC	January 1, 2022	Full	$2,584,900
Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta White Plains LLC	January 1, 2022	Full	$5,097,740
Sonesta Select Whippany 157 Route 10 East Whippany, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta Whippany LLC	January 1, 2022	Select	$1,334,969
Sonesta Chicago O’Hare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	SVC Higgins Road TRS LLC	Sonesta Higgins Road LLC	April 1, 2024	Full	$2,370,717
Sonesta Simply Suites Chicago O’Hare 4021 North Mannheim Road Schiller Park, IL	HPT IHG-2 Properties Trust	SVC Mannheim Road TRS LLC	Sonesta Mannheim Road LLC	April 1, 2024	Select	$1,155,587

June 2023 Management Agreement Hotels:

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Birmingham Homewood 50 State Farm Parkway Homewood, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$871,176
Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,229,547
Sonesta ES Suites Flagstaff 1400 N Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$653,715
Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,376,289
Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,056,905

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Select Tempe 601 South Ash Avenue Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,220,901
Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,159,727
Sonesta Emeryville 5555 Shellmound Street Emeryville, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Full	$4,239,477
Sonesta ES Suites Huntington Beach 9930 Slater Avenue Fountain Valley, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,328,506
Sonesta ES Suites Fresno 5322 North Diana Avenue Fresno, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$869,561
Sonesta Select Pleasant Hill 2250 Contra Costa Boulevard Pleasant Hill, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,077,923
Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$908,779
Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,165,448
Sonesta Select San Francisco Airport Oyster Point 1300 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,771,746
Sonesta ES Suites San Francisco Airport Oyster Point 1350 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,230,849
Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,004,808

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,290,217
Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$889,832
Royal Sonesta Kauai Resort 3160 Rice Street Lihue-Kauai, HI	HPTMI Hawaii, Inc.	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Full	$6,819,282
Sonesta ES Suites Chicago Downtown 201 East Walton Place Chicago, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,750,402
Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, LA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$2,374,815
Sonesta ES Suites Annapolis 170 Admiral Cochrane Drive Annapolis, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,157,192
Sonesta ES Suites Baltimore BWI Airport 1160 Winterson Road Linthicum Heights, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$985,252
Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$764,178
Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$971,506
Sonesta ES Suites Raleigh Durham Airport 2020 Hospitality Court Morrisville, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,127,515
Sonesta ES Suites Albuquerque 3300 Prospect Avenue, NE Albuquerque, NM	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,372,978

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Select Las Vegas 1901 North Rainbow Boulevard Las Vegas, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,207,017
Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	March 5, 2024	Select	$1,806,857
Sonesta ES Suites Reno 9845 Gateway Drive Reno, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$800,347
Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$957,088
Sonesta Select Nashville Airport Suites 1100 Airport Center Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,109,053
Sonesta Nashville Airport 600 Marriott Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Full	$3,460,637
Stephen F. Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	March 5, 2024	Full	$3,482,093
Sonesta ES Suites San Antonio 425 Bonham Street San Antonio, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,721,512
Sonesta ES Suites Charlottesville 1111 Millmont Street Charlottesville, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$754,625
Sonesta ES Suites Fairfax 12815 Fairlakes Parkway Fairfax, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$911,553
Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$908,726

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Select Seattle Renton 200 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$914,364
Sonesta Simply Suites Seattle Renton 300 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$1,206,992
Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	June 1, 2023	Select	$779,051